UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 18, 2018 (October 18, 2018)

Internap Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31989	91-2145721
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12120 Sunset Hills Road, Suite 330, Reston, Virginia (Address of Principal Executive Offices)	20190 (Zip Code)

Registrant’s telephone number, including area code: (404) 302-9700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-2(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02	Results of Operations and Financial Condition.

Preliminary Estimates of Our Results of Operations for the Three Months Ended September 30, 2018

Internap Corporation’s (“INAP”, “our” or “we”) financial results for the three months ended September 30, 2018 are not yet available.  Set forth below are certain preliminary estimates of our results of operations that we expect to report for the three months ended September 30, 2018.  These preliminary estimates below represent the most current information available to management and are not meant to be a comprehensive statement of our financial results for the three months ended September 30, 2018.  Our actual results may differ materially from these preliminary estimates due to, among other things, our financial closing procedures, any final adjustments and other developments that may arise between now and the time our financial results for the three months ended September 30, 2018 are finalized.  The preliminary estimates have been prepared by, and are the responsibility of our management.  Neither BDO USA, LLP, PricewaterhouseCoopers LLP nor any other independent public registered accounting firm has audited, reviewed, compiled, or applied agreed-upon procedures with respect to the preliminary estimates of our results of operations set forth below for the three months ended September 30, 2018.  Accordingly, neither BDO USA, LLP nor PricewaterhouseCoopers LLP express an opinion or any other form of assurance with respect thereto.

We estimate that our total revenues will be in the range of $82.7 million to $83.0 million, our net loss attributable to INAP shareholders will be in the range of $(15.2) million to $(14.8) million and our Adjusted EBITDA will be in the range of $29.1 million to $29.5 million for the three months ended September 30, 2018.  Based upon these preliminary results, we believe that our total revenues and Adjusted EBITDA will have grown sequentially in the most recent quarter when compared to the results from the prior quarter ended June 30, 2018.

For the definition of Adjusted EBITDA see “−Definitions and Usages−Non-GAAP Financial Measures” below. See “−Non-GAAP Financial Reconciliations” below for a reconciliation of GAAP information and non-GAAP information related to Adjusted EBITDA for the three months ended September 30, 2018.

Non-GAAP Financial Reconciliations

The preliminary estimates above contain references to Adjusted EBITDA, a non-GAAP financial measure.  For the definition of Adjusted EBITDA, see “−Definitions and Usages−Non-GAAP Financial Measures” below.  For the reasons why management believes that Adjusted EBITDA is important to investors, see “−Definitions and Usages−Non-GAAP Financial Measures” below.  Adjusted EBITDA is not a measure of our financial performance under GAAP and should not be considered in isolation or as an alternative to net earnings or other performance measures derived in accordance with GAAP.  A reconciliation of Adjusted EBITDA to the most directly comparable GAAP financial measure is set forth below.

	Three Months Ended September 30, 2018
(in millions)
Net loss attributable to INAP shareholders	$(15.2)	$(14.8)
Depreciation and amortization	23.4	23.4
Interest expense	16.9	16.9
Provision for income taxes	0.2	0.2
Other expense	0.2	0.2
Gain on disposal of property and equipment, net	(0.1)	(0.1)
Exit activities, restructuring and impairments	2.3	2.3
Stock-based compensation	1.3	1.3
Acquisition costs	−	−
Strategic alternatives and related costs	−	−
Organizational realignment costs	0.1	0.1
Non-income tax contingency	−	−
Claim settlement	−	−
Adjusted EBITDA	$29.1	$29.5

Definitions and Usages−Non-GAAP Financial Measures

We define the following non-GAAP measures as follows:

•
Adjusted EBITDA is a non-GAAP measure and is GAAP net loss attributable to INAP shareholders plus depreciation and amortization, interest expense, provision (benefit) for income taxes, other expense (income), (gain) loss on disposal of property and equipment, net, exit activities, restructuring and impairments, stock-based compensation, acquisition costs, strategic alternatives and related costs, organizational realignment costs, non-income tax contingency and claim settlement.

We believe that presentation of this non-GAAP financial measure provides useful information to investors regarding our results of operations.

We believe that excluding depreciation and amortization and loss (gain) on disposals of property and equipment, as well as impairments and restructuring, to calculate Adjusted EBITDA provides supplemental information and an alternative presentation that is useful to investors’ understanding of our current ongoing operating results and trends. Not only are depreciation and amortization expenses based on historical costs of assets that may have little bearing on present or future replacement costs, but also they are based on management estimates of remaining useful lives. Loss on disposals of property and equipment is also based on historical costs of assets that may have little bearing on replacement costs. Impairments and restructuring expenses primarily reflect goodwill impairments and subsequent plan adjustments in sublease income assumptions for certain properties included in our previously disclosed restructuring plans.

We believe that excluding interest expense, provision (benefit) for income taxes and other expense (income) from non-GAAP financial measures provides supplemental information and an alternative presentation useful to investors’ understanding of our core operating results and trends. We believe that investors consider financial measures of our results of operations excluding interest expense, provision (benefit) for income taxes and other expense (income) as important supplemental information useful to their understanding of our historical results and estimating our future results.

We also believe that, in excluding the effects of interest expense, provision (benefit) for income taxes and other expense (income), our non-GAAP financial measures provide investors with transparency into what management uses to measure and forecast our results of operations, to compare on a consistent basis our results of operations for the current period to that of prior periods and to compare our results of operations on a more consistent basis against that of other companies, in making financial and operating decisions and to establish certain management compensation.

We believe that exit activities, restructuring and impairments, acquisition costs, strategic alternatives and related costs, organizational realignment costs, non-income tax contingency and claim settlement are unique costs, and consequently, we do not consider these charges as a normal component of expenses related to current and ongoing operations.

Similarly, we believe that excluding the effects of stock-based compensation from non-GAAP financial measures provides supplemental information and an alternative presentation useful to investors’ understanding of our current ongoing operating results and trends. Management believes that investors consider financial measures of our results of operations excluding stock-based compensation as important supplemental information useful to their understanding of our historical results and estimating our future results.

We also believe that, in excluding the effects of stock-based compensation, our non-GAAP financial measures provide investors with transparency into what management uses to measure and forecast our results of operations, to compare on a consistent basis our results of operations for the current period to that of prior periods and to compare our results of operations on a more consistent basis against that of other companies, in making financial and operating decisions and to establish certain management compensation.

Stock-based compensation is an important part of total compensation, especially from the perspective of employees. We believe, however, that supplementing GAAP net loss by providing normalized net loss, excluding the effect of exit activities, restructuring and impairments, acquisition costs, strategic alternatives and related costs, organizational realignment costs, non-income tax contingency and claim settlement, is useful to investors because it enables additional and more meaningful period-to-period comparisons.

Adjusted EBITDA is not a measure of financial performance calculated in accordance with GAAP, and should be viewed as a supplement to - not a substitute for - our results of operations presented on the basis of GAAP. Adjusted EBITDA does not purport to represent cash flow provided by operating activities as defined by GAAP. Our statements of cash flows present our cash flow activity in accordance with GAAP. Furthermore, Adjusted EBITDA is not necessarily comparable to similarly-titled measures reported by other companies.

We believe Adjusted EBITDA is used by and is useful to investors and other users of our financial statements in evaluating our operating performance because it provides them with an additional tool to compare business performance across companies and across periods. We believe that:

•
EBITDA is widely used by investors to measure a company’s operating performance without regard to items such as interest expense, income taxes, depreciation and amortization, which can vary substantially from company-to-company depending upon accounting methods and book value of assets, capital structure and the method by which assets were acquired; and

•
investors commonly adjust EBITDA information to eliminate the effect of disposals of property and equipment, impairments, restructuring and stock-based compensation which vary widely from company-to-company and impair comparability.

Our management uses Adjusted EBITDA:

•	as a measure of operating performance to assist in comparing performance from period-to-period on a consistent basis;

•	as a measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; and

•	in communications with the board of directors, analysts and investors concerning our financial performance.

Adjusted EBITDA, as presented, may not be comparable to similarly titled measures of other companies.  Adjusted EBITDA is presented as we understand certain investors use it as one measure of our historical ability to service debt. Also Adjusted EBITDA is used in our debt covenants.

Although we believe, for the foregoing reasons, that our presentation of non-GAAP financial measures provides useful supplemental information to investors regarding our results of operations, our non-GAAP financial measures should only be considered in addition to, and not as a substitute for, or superior to, any measure of financial performance prepared in accordance with GAAP.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements regarding industry trends, our future financial position and performance, business strategy, revenues and expenses in future periods, projected levels of growth and other matters that do not relate strictly to historical facts. These statements are often identified by words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “projects,” “forecasts,” “plans,” “intends,” “continue,” “could” or “should,” that an “opportunity” exists, that we are “positioned” for a particular result, statements regarding our vision or similar expressions or variations. These statements are based on the beliefs and expectations of our management team based on information available at the time such statements are made. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by such forward-looking statements. Therefore, actual future results and trends may differ materially from what is forecast in such forward-looking statements due to a variety of factors, including, without limitation:

•	our ability to drive growth while reducing costs;

•	our ability to maintain current customers and obtain new ones, whether in a cost-effective manner or at all;

•	the robustness of the IT infrastructure services market;

•	our ability to achieve or sustain profitability;

•	our ability to expand margins and drive higher returns on investment;

•	our ability to sell into new and existing data center space;

•	the actual performance of our IT infrastructure services and our ability to improve operations;

•	our ability to correctly forecast capital needs, demand and space utilization;

•
our ability to respond successfully to technological change and the resulting competition; the geographic concentration of our data centers in certain markets and any adverse developments in local economic conditions or the demand for data center space in these markets;

•	our ability to identify any suitable strategic transactions;

•	our ability to realize anticipated revenue, growth, synergies and cost savings from the acquisition of SingleHop LLC (“SingleHop”);

•	our ability to successfully integrate SingleHop’s sales, operations, technology, and products generally;

•	the availability of services from Internet network service providers or network service providers providing network access loops and local loops on favorable terms, or at all;

•	the failure of third party suppliers to deliver their products and services on favorable terms, or at all;

•	failures in our network operations centers, data centers, network access points or computer systems;

•	our ability to provide or improve Internet infrastructure services to our customers;

•	our ability to protect our intellectual property;

•
our substantial amount of indebtedness, our ability to raise additional capital when needed, on attractive terms, or at all, and our ability to service existing debt or maintain compliance with financial and other covenants contained in our credit agreement;

•	our compliance with and changes in complex laws and regulations in the U.S. and internationally;

•	our ability to attract and retain qualified management and other personnel; and

•	volatility in the trading price of our common stock.

These risks and other important factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) and our other reports filed with the SEC could cause actual results to differ materially from those expressed or implied by forward-looking statements made by us or on our behalf.

Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing forward-looking statements. All such statements speak only as of the date made, and we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

The information contained herein shall not be incorporated by reference into any filing of INAP, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to this or such filing. The information in this report shall be deemed to be “furnished” and therefore shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

ITEM 7.01	Regulation FD Disclosure.

The information contained in Item 2.02 of this Current Report on 8-K is incorporated by reference herein.

The information contained herein shall not be incorporated by reference into any filing of INAP, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to this or such filing. The information in this report shall be deemed to be “furnished” and therefore shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNAP CORPORATION

Date: October 18, 2018	By:	/s/ James C. Keeley
James C. Keeley
Chief Financial Officer